Business combinations and capital reorganization (Tables)	12 Months Ended
Dec. 31, 2022
Business Combinations And Capital Reorganization
Schedule of purchase consideration

Cash transferred at acquisition date	25,000
Deferred consideration*	27,500
Contingent consideration**	3,248
Total purchase consideration	55,748

*	Payable in consecutive annual installments from 2023 to 2027 adjusted by the Interbank Certificates of Deposit ("CDI").
**	The Group and the former Zetta shareholders agreed a contingent purchase price that amounts to R$7.5 million to be paid on April 1, 2025 if the Zetta reaches certain metrics related to accumulated gross sales between March 1, 2023 and March 1, 2025. As of the date of acquisition the Group management considered the fair value of the earn-out as approximately 43% of the maximum possible value resulting in a recognition of R$3,248.

Schedule of fair value of identifiable assets acquired and liabilities

Fair value of identified assets and assumed liabilities	at August 31, 2022

Cash and cash equivalents	857
Trade receivables	841
Other assets	420
Deferred tax assets	1,531
Refundable obligations	4,504
Intangible assets (*)	6,332
Deferred tax liabilities	(2,152)
Other liabilities	(823)
Labor and social security obligations	(4,504)
Net identifiable assets acquired	7,006

The goodwill recognized amounts to R$48,742 and it includes the value of expected synergies arising from the acquisition, which is not separately recognized. The goodwill recognized is not expected to be deductible for income taxes purposes.

(*)	For the purchase price allocation, the following intangible assets were identified. The valuation techniques used for measuring the fair value of separately identified intangible assets acquired were as follows:

Schedule of asset

Assets	Amount	Method	Expected amortization period

Customer list	2,212	Multi-period excess earning method	6.4 years
Technology	4,120	Relief from royalty	5 years

Schedule of purchase consideration- cash outflow

Outflow of cash to acquire subsidiary, net of cash acquired	2022

Cash consideration	25,000
Less: cash balances acquired	857
Outflow of cash to acquire subsidiary, net of cash acquired	24,143

Schedule of listing expense

Amount

Deemed cost of shares issued to Alpha shareholders(1)	309,566
Plus: Fair value of Alpha Earn-Out Shares(2)	25,388
Adjusted deemed cost of shares issued to Alpha shareholders	334,954
Less: Net assets of Alpha as of August 3, 2022	119,384
Listing Expense(3)	215,570

(1)	Estimated fair value determined based on average quoted market price of $7.09 per share as of August 3, 2022 and foreign exchange rate reported by the Brazilian Central Bank of $1.00 to R$5.28. The Company also determined that no separate accounting was necessary with respect to the Semantix Tecnologia Earn-Out Shares as the fair value of the Semantix Tecnologia Earn-Out Shares will be inherently reflected within the quoted price of the Semantix shares, which was used in valuing the fair value of the shares deemed to be issued in exchange for the listing service. Refer to note 17 for more information on shares issued.
(2)	The fair value of Alpha Earn-Out Shares (note 6 (ii)) was estimated to be $5.75 per share based on Monte Carlo simulation in a risk-neutral framework, and foreign exchange rate reported by the Brazilian Central Bank of $1.00 to R$5.28.
(3)	As of December 2022, the Company reassess the application of the methodology of change in foreign exchange rates according with IAS 21 and the effects of capital reorganization considers the exchange rate of the transaction in August 3 , 2022.